Exhibit 10.1


       [Letterhead of Jones, Jensen & Company appears here]


       CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

June 26, 1997

Newriders, Inc.
Fresno, California

We hereby consent to the use of our audit report dated June3, 1997 relating to the consolidated financial statements of Newriders, Inc. as of and for the year ended December 31, 1996 to be used in the Form 10 SB registration statement of Newriders, Inc.

/s/ Jones, Jensen & Company

Jones, Jensen & Company
























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